UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments – Schwab Global Real Estate Fund
(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California	94105

(Address of principal executive offices)	(Zip code)
Marie Chandoha
Schwab Investments
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: November 30, 2014

Item 1. Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of November 30, 2014 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

		Cost	Value
Holdings by Category		($)	($)

98.4%	Common Stock	224,057,064	252,871,852
2.0%	Short-Term Investments	5,228,369	5,228,369

100.4%	Total Investments	229,285,433	258,100,221
(0.4%)	Other Assets and Liabilities, Net		(1,121,447)

100.0%	Net Assets		256,978,774

	Number	Value
Security	of Shares	($)

Common Stock 98.4% of net assets

Australia 3.9%

Real Estate 3.9%
Abacus Property Group	614,989	1,500,219
Federation Centres	2,161,685	5,086,583
Novion Property Group	159,617	288,933
Scentre Group *	421,024	1,240,129
The GPT Group	524,496	1,846,360

		9,962,224

Austria 0.6%

Real Estate 0.6%
CA Immobilien Anlagen AG *	51,773	1,017,948
IMMOFINANZ AG *	208,130	622,421

		1,640,369

Brazil 1.1%

Consumer Durables & Apparel 0.4%
Gafisa S.A.	359,200	382,395
MRV Engenharia e Participacoes S.A.	204,900	680,665

		1,063,060

Real Estate 0.7%
BR Properties S.A.	428,400	1,822,589

		2,885,649

Canada 3.0%

Real Estate 3.0%
Boardwalk Real Estate Investment Trust	5,279	303,075
Calloway Real Estate Investment Trust	9,200	224,066
Canadian Apartment Properties REIT	127,414	2,888,125
Cominar Real Estate Investment Trust	23,100	380,993
H&R Real Estate Investment Trust	113,500	2,256,104
Morguard Real Estate Investment Trust	21,300	336,963
RioCan REIT	58,100	1,387,084

		7,776,410

Cayman Islands 0.3%

Real Estate 0.3%
Kaisa Group Holdings Ltd.	1,646,000	635,334

China 2.4%

Real Estate 2.4%
Beijing Capital Land Ltd., Class H	2,513,300	913,898
China Resources Land Ltd.	916,700	2,312,332
SOHO China Ltd.	817,600	618,186
Sunac China Holdings Ltd.	2,351,700	2,181,736

		6,026,152

France 1.2%

Real Estate 1.2%
Fonciere Des Regions	19,000	1,813,260
Unibail-Rodamco SE	4,794	1,267,200

		3,080,460

Germany 1.9%

Real Estate 1.9%
Alstria Office REIT AG *	93,257	1,167,270
Deutsche Euroshop AG	51,613	2,284,762
DIC Asset AG	133,634	1,243,931
Patrizia Immobilien AG *	15,848	224,079

		4,920,042

Hong Kong 7.8%

Real Estate 7.8%
Hongkong Land Holdings Ltd.	337,000	2,330,816
Hysan Development Co., Ltd.	468,100	2,159,923
KWG Property Holding Ltd.	3,333,593	2,594,547
New World Development Co., Ltd.	5,025,000	5,984,958
Sun Hung Kai Properties Ltd.	217,900	3,180,389
Swire Properties Ltd.	860,700	2,673,976
The Link REIT	187,900	1,194,990

		20,119,599

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

India 0.2%

Real Estate 0.2%
Housing Development & Infrastructure Ltd. *	358,573	481,947

Indonesia 1.2%

Real Estate 1.2%
PT Pakuwon Jati Tbk	70,671,700	2,984,931

Israel 0.4%

Real Estate 0.4%
Azrieli Group	28,274	932,230

Italy 0.2%

Real Estate 0.2%
Beni Stabili S.p.A	674,751	469,634

Japan 10.8%

Real Estate 10.8%
Aeon Mall Co., Ltd.	61,530	1,049,821
Daiwa House Industry Co., Ltd.	84,300	1,610,653
Daiwa Office Investment Corp.	236	1,189,729
Frontier Real Estate Investment Corp.	364	1,686,282
Global One Real Estate Investment Corp.	762	2,548,283
Japan Hotel REIT Investment Corp.	4,974	3,236,573
MID REIT, Inc.	923	2,251,526
Mitsubishi Estate Co., Ltd.	135,321	3,048,740
Mitsui Fudosan Co., Ltd.	101,500	2,936,386
Nomura Real Estate Holdings, Inc.	36,800	676,470
Nomura Real Estate Master Fund, Inc.	1,688	2,188,199
Premier Investment Corp.	100	432,722
Sekisui House SI Residential Investment Corp.	300	309,010
Sumitomo Realty & Development Co., Ltd.	22,500	778,082
Tokyo Tatemono Co., Ltd.	344,000	2,745,586
Tokyu REIT, Inc.	807	1,086,380
Top REIT, Inc.	18	70,667

		27,845,109

Malaysia 0.3%

Real Estate 0.3%
Eastern & Oriental Bhd	1,076,700	811,773

Mexico 1.2%

Real Estate 1.2%
Mexico Real Estate Management S.A. de C.V. *	1,653,510	2,915,198
PLA Administradora Industrial S de RL de C.V. *	78,148	168,220

		3,083,418

Netherlands 0.8%

Real Estate 0.8%
Corio N.V.	13,500	683,175
Eurocommercial Properties N.V. CVA	31,918	1,443,387

		2,126,562

Philippines 1.4%

Real Estate 1.4%
Megaworld Corp.	23,656,321	2,638,592
Vista Land & Lifescapes, Inc.	6,163,100	864,659

		3,503,251

Singapore 2.3%

Real Estate 2.3%
CapitaCommercial Trust	1,889,000	2,438,880
CapitaLand Ltd.	17,000	43,266
CDL Hospitality Trusts	593,200	788,567
Fortune REIT	263,000	261,623
Mapletree Commercial Trust	919,000	997,052
UOL Group Ltd.	246,400	1,270,459

		5,799,847

South Africa 0.7%

Real Estate 0.7%
Growthpoint Properties Ltd.	544,392	1,362,194
SA Corporate Real Estate Fund Nominees Pty Ltd.	1,157,811	479,862

		1,842,056

Sweden 1.2%

Consumer Durables & Apparel 0.2%
JM AB	17,390	553,478

Real Estate 1.0%
Fastighets AB Balder, B Shares *	166,153	2,230,887
Hufvudstaden AB, A Shares	30,155	394,010

		2,624,897

		3,178,375

Thailand 0.6%

Real Estate 0.6%
Central Pattana PCL	1,076,700	1,557,583

Turkey 0.1%

Real Estate 0.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	288,802	366,731

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
Is Gayrimenkul Yatirim Ortakligi A/S	2,641	1,629

		368,360

United Arab Emirates 2.1%

Real Estate 2.1%
Aldar Properties PJSC	305,900	265,263
Emaar Properties PJSC	1,707,407	5,093,640

		5,358,903

United Kingdom 6.7%

Consumer Durables & Apparel 0.2%
Persimmon plc	18,617	444,530

Real Estate 6.5%
Grainger plc	350,300	1,076,513
Great Portland Estates plc	463,255	5,189,769
Hammerson plc	258,962	2,515,097
Land Securities Group plc	240,793	4,460,634
Safestore Holdings plc	348,700	1,334,440
Segro plc	92,133	563,887
The British Land Co., plc	138,840	1,663,193

		16,803,533

		17,248,063

United States 46.0%

Real Estate 46.0%
AvalonBay Communities, Inc.	1,900	305,501
Brixmor Property Group, Inc.	29,900	722,982
CBL & Associates Properties, Inc.	33,502	651,614
Chambers Street Properties	444,900	3,563,649
Chesapeake Lodging Trust	53,600	1,814,896
Cousins Properties, Inc.	450,700	5,516,568
CubeSmart	9,500	204,630
DDR Corp.	25,700	471,081
Duke Realty Corp.	155,380	3,020,587
DuPont Fabros Technology, Inc.	118,100	3,848,879
Empire State Realty Trust, Inc., Class A	83,800	1,404,488
Equity LifeStyle Properties, Inc.	122,100	6,057,381
Equity Residential	107,300	7,601,132
Excel Trust, Inc.	197,500	2,589,225
Extra Space Storage, Inc.	57,100	3,384,317
First Industrial Realty Trust, Inc.	264,200	5,244,370
General Growth Properties, Inc.	115,900	3,101,484
HCP, Inc.	56,548	2,533,350
Healthcare Trust of America, Inc., Class A	299,789	3,825,308
Host Hotels & Resorts, Inc.	286,253	6,652,520
Kilroy Realty Corp.	90,900	6,243,012
Kimco Realty Corp.	57,200	1,455,740
Prologis, Inc.	3,371	142,526
Public Storage	9,900	1,857,537
Retail Properties of America, Inc., Class A	328,900	5,285,423
Sabra Health Care REIT, Inc.	44,700	1,265,457
Select Income REIT	52,400	1,210,440
Simon Property Group, Inc.	79,381	14,352,085
SL Green Realty Corp.	61,300	7,119,382
Summit Hotel Properties, Inc.	78,300	908,280
Taubman Centers, Inc.	12,600	1,001,574
UDR, Inc.	147,303	4,533,986
Ventas, Inc.	116,767	8,354,679
Washington Prime Group, Inc.	34,790	599,432
WP Carey, Inc.	20,400	1,390,056

		118,233,571

Total Common Stock
(Cost $224,057,064)		252,871,852

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 2.0% of net assets

Time Deposits 1.9%
Australia & New Zealand Banking Group Ltd.
Australian Dollar
1.51%, 12/01/14	2,755,092	2,344,309
Bank of Tokyo Mitsubishi UFJ
US Dollar
0.03%, 12/01/14	1,075,490	1,075,490
Brown Brothers Harriman
Hong Kong Dollar
0.01%, 12/01/14	1,705,829	219,958
South African Rand
4.00%, 12/01/14	14,381,812	1,298,613

		4,938,370

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.00%, 12/18/14 (a)(b)	150,000	150,000
0.01%, 12/18/14 (a)(b)	140,000	139,999

		289,999

Total Short-Term Investments
(Cost $5,228,369)		5,228,369

End of Investments.

At 11/30/14, the tax basis cost of the fund’s investments was $230,032,772 and the unrealized appreciation and depreciation were $33,402,347 and ($5,334,898), respectively, with a net unrealized appreciation of $28,067,449.

As of 11/30/14, the values of certain foreign securities held by the fund aggregating $114,810,132 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	The rate shown is the purchase yield.
(b)	All or a portion of this security is held as collateral for open futures contracts.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

In addition to the above, the fund held the following at 11/30/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	6	619,890	5,854

Under procedures approved by the fund’s Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the Net Asset Value (“NAV”) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Futures contracts (“futures”) and forward foreign currency exchange contracts (“forwards”): Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of November 30, 2014:

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$134,468,861	$—	$—	$134,468,861
Australia[1]	—	9,962,224	—	9,962,224
Austria[1]	—	1,640,369	—	1,640,369
Cayman Islands[1]	—	635,334	—	635,334
China
Real Estate	913,898	5,112,254	—	6,026,152
France[1]	—	3,080,460	—	3,080,460
Germany[1]	—	4,920,042	—	4,920,042
Hong Kong[1]	—	20,119,599	—	20,119,599
India[1]	—	481,947	—	481,947
Indonesia[1]	—	2,984,931	—	2,984,931
Italy[1]	—	469,634	—	469,634
Japan[1]	—	27,845,109	—	27,845,109
Malaysia[1]	—	811,773	—	811,773
Netherlands[1]	—	2,126,562	—	2,126,562
Philippines
Real Estate	864,659	2,638,592	—	3,503,251
Singapore[1]	—	5,799,847	—	5,799,847
South Africa
Real Estate	479,862	1,362,194	—	1,842,056
Sweden[1]	—	3,178,375	—	3,178,375
Turkey[1]	—	368,360	—	368,360
United Arab Emirates[1]	—	5,358,903	—	5,358,903
United Kingdom
Consumer Durables & Apparel	—	444,530	—	444,530
Real Estate	1,334,440	15,469,093	—	16,803,533
Short-Term Investments[1]	—	5,228,369	—	5,228,369

Total	$138,061,720	$120,038,501	$—	$258,100,221

Other Financial Instruments
Futures Contracts[2]	$5,854	$—	$—	$5,854

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers in the amount of $4,270,843 from Level 1 to Level 2 and $3,483,166 from Level 2 to Level 1 for the period ended November 30, 2014. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

REG406025NOV14

Item 2. Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments

By:	/s/ Marie Chandoha Marie Chandoha Chief Executive Officer
Date: 1/21/2015
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha Chief Executive Officer

Date:	1/21/2015

By:	/s/ George Pereira George Pereira Principal Financial Officer

Date:	1/21/2015